EXHIBIT 99.40

evolve mortgage services, LLc (“evolve”) executive summary

FORWARD THINKING. SEAMLESS SOLUTIONS.

Executive Summary

Verus 2023-INV3

Dated: November 01, 2023

EXECUTIVE SUMMARY

Overview

Evolve Mortgage Services, LLC (“Evolve”) performed certain due diligence services (the “Review”) described below on loans backed by residential properties (the “Loans”) originated by a lender and subsequently purchased by VMC Asset Pooler, LLC (“Client”). The Review was conducted via imaged files provided by the lender or its designee for review. The Review results were conveyed to the Client by a Reliance Letter.

Sample size of the assets reviewed.

The final population of the Review covered 14 Business Purpose loans, totaling an aggregate original principal balance of approximately $3,632,695. Evolve is not aware of the overall securitization population as other third-party review (“TPR”) firms may have reviewed loans within the overall securitization loan population.

Determination of the sample size and computation.

The Review was conducted consistent with the criteria, as may be relevant for S&P Global Ratings (“S&P”) and DBRS, Inc. (“DBRS”), the NRSRO’s identified in Item 3 of the ABS Due Diligence-15E.

Loan Review Scope – Business Purpose

Document Review

For each Loan, Evolve reviewed the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h)title/preliminary title, (i) mortgage/ deed of trust, G) note, (k) certificate of business purpose / non-owner occupancy, (1) articles of incorporation, if applicable, (m) operating agreement, (n) background check and (o) leases.

Credit Review

The credit review focuses on the borrower's experience in property management, credit profile and adherence to guidelines. The borrower's assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines were assessed during the review. An income calculation was not performed though the presence of income documentation if required by the guidelines was noted.

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Credit Application

For the Credit Application, Evolve verified whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower's property management/landlord experience.

Credit Report

Evolve verified (a) a credit report is present for each borrower/ guarantor, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Borrowing Entity

Evolve verified the borrowing entity, if not an individual, is properly documented. In addition, Evolve verified if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction was made between guarantors and principals, individuals and business entities.

Property Income

Evolve determined whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios were calculated but instead a "Property DTI" was calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review

Evolve’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Evolve’s review included verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an "as is" basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

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With regard to the use of comparable properties, Evolve’s review (i) reviewed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of Evolve’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review

Evolve assessed whether the asset documentation required by the guidelines is present in the file. Evolve verified that assets presented support the required reserves. Documentation review may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance

Evolve (a) looked for the presence of rent loss insurance as required by the guidelines, (b) verified that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirmed that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirmed that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title

Evolve verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower, and review the title commitment. Evolve also, as applicable, confirmed that the final title policy, endorsements, lien position, type of ownership, and property tax review conform to the guidelines provided by Client.

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Fraud / Criminal Background

To the extent potentially fraudulent activity is identified as part of the document review, such information was reported to Client. In addition, Evolve looked for an independent, third party fraud report and background check in each file and reviewed the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

Limited Non-Owner Occupancy Certification Review

Evolve reviewed documentation present in the file to support the borrower claim that the property will be non-owner occupied.

Review procedures include:

•	Appraisal reports are reviewed in order to determine property type is consistent with underwritten type, as well as evaluated for evidence/indication of either owner or tenant occupancy.
•	Final Form 1003/Loan application is reviewed to ensure that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
•	Certification of Non-Owner Occupancy and Indemnity is reviewed for presence of a completed Primary Residence address, verified that that the handwritten Primary Residence address differs from the subject property address, and is signed/dated as required.
•	The Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
•	Review additional items for confirmation of non-owner occupancy possibly including:
o	That the credit report address is different than the subject property
o	There is a lease in place if the loan is a refinance
o	There is landlord insurance on the property

Debt Service Coverage Ratio (DSCR)

•	Calculate DSCR as required by the guidelines

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Data Collection

Evolve compared data fields on the bid tape provided by the client to the data found in the actual file as captured by Evolve. All material discrepancies were noted.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSROs criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

Compliance Results Summary

NRSRO Grade	DBRS		S&P
	# Loans	% of Loans	# Loans	% of Loans
N/A	14	100.00%	14	100.00%
Total	14	100.00%	14	100.00%

Credit Results Summary

NRSRO Grade	DBRS		S&P
	# Loans	% of Loans	# Loans	% of Loans
A	9	64.29%	9	64.29%
B	5	35.71%	5	35.71%
Total	14	100.00%	14	100.00%

Property Valuation Results Summary

NRSRO Grade	DBRS		S&P
	# Loans	% of Loans	# Loans	% of Loans
A	13	92.86%	13	92.86%
B	1	7.14%	1	7.14%
Total	14	100.00%	14	100.00%

Overall Results Summary

NRSRO Grade	DBRS		S&P
	# Loans	% of Loans	# Loans	% of Loans
A	8	57.14%	8	57.14%
B	6	42.86%	6	42.86%
Total	14	100.00%	14	100.00%

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Data Results Summary

Within the mortgage loans reviewed, Evolve noted the following data deltas across data fields.

Field Label	# Loans with Discrepancy	Total Time Compared	% Variance
DSCR	3	14	21.43%
Doc Type	13	14	92.86%
Interest Only	2	14	14.29%
Maturity Date	1	14	7.14%
Mtg Pymt	6	14	42.86%
Note Date	1	14	7.14%
Original Amortization Term	1	14	7.14%
PITI	2	14	14.29%
QM Status	14	14	100.00%
Qualifying Credit Score	8	14	57.14%
Qualifying DTI	1	14	7.14%
Sales Price	3	14	21.43%
Self-Employment Flag	1	14	7.14%

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